Exhibit 10.05
                                                                        ANNEX IV
                                                                              TO
                                                   SECURITIES PURCHASE AGREEMENT


                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 31, 2004 (this "Agreement"), is made by and between CONSPIRACY ENTERTAINMENT HOLDINGS, INC., a Utah corporation with headquarters located at 612 Santa Monica Boulevard, Santa Monica, CA 90401 (the "Company"), and each entity named on a signature page hereto (each, an "Initial Investor") (each agreement with an Initial Investor being deemed a separate and independent agreement between the Company and such Initial Investor, except that each Initial Investor acknowledges and consents to the rights granted to each other Initial Investor under such agreement).

                              W I T N E S S E T H:

     WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of August 31, 2004, between the Initial Investor and the Company (the "Securities Purchase Agreement"; capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement), the Company has agreed to issue and sell to the Initial Investors the Debentures and the Warrants; and

     WHEREAS, the Debentures are convertible into shares of Common Stock (the "Conversion Shares"; which term, for purposes of this Agreement, shall include shares of Common Stock of the Company issuable in lieu of accrued interest, as contemplated by the Debentures) upon the terms and subject to the conditions contained in the Debentures; and

     WHEREAS, the Warrant Shares may be issued upon the exercise of the Warrants; and

     WHEREAS, to induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Registrable Securities (as defined below);

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:



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     "Company  Counsel" means Sichenzia Ross Friedman Ference LLP, or such other reputable law firm as may be retained by the Company from time to time.

     "Effective  Date" means the date the SEC declares a Registration  Statement
covering   Registrable   Securities   and  otherwise   meeting  the   conditions
contemplated hereby to be effective.

     "Held Shares Value" means, for shares of Common Stock acquired by the Investor upon a conversion of a Debenture within the twenty (20) Trading Days (excluding any Trading Days on which the on which the Investor is restricted from making sales of Registrable Securities covered by any previously effective Registration Statement) preceding the Restricted Sale Date, but not yet sold by the Investor, the principal amount of the Debentures converted into such Conversion Shares; provided, however, that if the Investor effected more than one such conversion during such twenty (20) Trading Day period and sold less than all of such shares, the sold shares shall be deemed to be derived first from the conversions in the sequence of such conversions (that is, for example, until the number of shares from the first of such conversions have been sold, all shares shall be deemed to be from the first conversion; thereafter, from the second conversion until all such shares are sold).

     "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof and who holds Debentures or Registrable Securities.

     "Other Issuable Shares" means,(i) the Additional Shares and the Payment Shares, if any, issued or issuable to the Holder as of the date of the filing of the Registration Statement and any amendment thereto or as of any subsequent date, and (ii) the good faith estimate of the Company of the number of other
Additional Shares and other Payment Shares, as the case may be, which the Company anticipates, as of the date of the filing of the Registration Statement and any amendment thereto or any subsequent date, will be issuable to the Holder pursuant to the provisions of the Transaction Agreements.

     "Payment Shares" means shares of Common Stock issued by the Company as provided in Section 2(b) below.

     "Permitted Suspension Period" means up to two periods during any consecutive 12-month period during which the Holder's right to sell Registrable Securities under the Registration Statement is suspended, each of which suspension period shall neither (i) be for more than ten (10) days nor (ii) begin less than ten (10) business days after the last day of the preceding suspension (whether or not such last day was during or after a Permitted Suspension Period).

     "Potential Material Event" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by a determination in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would,


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in the good faith  determination  of the Board of Directors  of the Company,  be
adversely  affected by disclosure



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in a registration  statement at such time, in each case where such determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

     "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

     "Registrable Securities" means, collectively, the Conversion Shares, the Warrant Shares, and the Other Issuable Shares.

     "Registration Statement" means a registration statement of the Company under the Securities Act covering Registrable Securities on Form SB-2, if the Company is then eligible to file using such form, and if not eligible, on Form S-1 or other appropriate form.

     "Required Effective Date" means, initially, the Initial Required Effective Date or the Increased Required Effective Date (as those terms are defined below), as the case may be.

     "Restricted Sale Date" means the first date, other than a date during a Permitted Suspension Period (as defined below), on which the Investor is restricted from making sales of Registrable Securities covered by any previously effective Registration Statement.

     2. Registration.

     (a) Mandatory Registration.

     (i) The Company shall cause Company Counsel to prepare and file with the SEC, as soon as practicable after the Closing Date but no later than forty-five
(45) days after the Closing Date (the "Required Filing Date"), a Registration Statement registering for resale by the Investor a sufficient number of shares of Common Stock for the Initial Investors to sell the Registrable Securities. Notwithstanding the requirement to register all Registrable Securities, the Company's obligation to register the Registrable Securities shall initially be satisfied by the registration of the Initial Number of Shares to Be Registered (as defined below). The "Initial Number of Shares to Be Registered" is a number of shares of Common Stock which is at least equal to the sum of (x) the number of shares into which the Debentures and all dividends thereon through the Maturity Date would be convertible at the time of filing of such Registration


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Statement (assuming for such purposes that all such Debentures had been eligible to be converted, and had been converted, into Conversion Shares in accordance with their terms, whether or not such eligibility, accrual of interest or conversion had in fact occurred as of such date), based on the Conversion Price then in effect, (y) the number of Warrant Shares covered by the Warrants (assuming for such purposes that all the Warrants had been eligible to be exercised and had been exercised for the issuance of Warrant Shares in accordance with their terms, whether or not such eligibility or exercise had in fact occurred as of such date), and (z) the number of Other Issuable Shares as of the date of the filing of the Registration Statement or any amendment thereto (provided, however, that for purposes of this provision, the number of Other Issuable Shares shall not be greater than the number of such shares which the SEC permits to be included in the Registration Statement). If, after the filing of the Registration Statement and prior to the Effective Date, the Conversion Price or the number of shares covered by the Warrants or both is or are to be adjusted or if the number of Other Issuable Shares increases, the Company shall file an amendment to the Registration Statement reflecting the registration of the adjusted number of shares reflected in the foregoing formula based on such adjustments. Unless otherwise specifically agreed to in writing in advance by the Holder, the Registration Statement (X) shall include only the Registrable Securities, and (Y) shall also state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, or stock dividends.

     (ii) The Company and Company Counsel will use their reasonable best efforts to cause such Registration Statement to be declared effective on a date (the "Initial Required Effective Date") which is no later than the earlier of (Y) five (5) days after oral or written notice by the SEC that it may be declared effective or (Z) ninety (90) days after the Closing Date.

     (iii) If at any time (an "Increased Registered Shares Date"), the number of shares of Common Stock represented by the Registrable Securities, issued or to be issued as contemplated by the Transaction Agreements, exceeds the aggregate number of shares of Common Stock then registered or sought to be registered in a Registration Statement which has not yet been declared effective, the Company shall either

          (X) amend the relevant Registration Statement filed by the Company pursuant to the preceding provisions of this Section 2, if such Registration Statement has not been declared effective by the SEC at that time, to register the Increased Number of Shares to Be Registered (as defined below). The "Increased Number of Shares to Be Registered" is a number of shares of Common Stock which is at least equal to (A) the sum of the number of shares theretofore issued on conversion of the Debentures (including any interest paid on conversion by the issuance of Conversion Shares) and on exercise of the Warrants, plus the Other Issuable Shares issued or issuable as of that date plus (B) the sum of (I) the number of shares into which the Unconverted Debentures and all interest thereon through the Maturity Date would be convertible at the time of filing of such Registration Statement or amendment (assuming for such purposes that all Debentures, reduced by any previously converted Debentures, had been eligible to be converted, and had been converted, into Conversion Shares in accordance with their terms, whether or not such eligibility, accrual of interest or conversion had in fact occurred as of such date), (II) the number of Warrant Shares covered by the unexercised Warrants (assuming for such purposes that all the Warrants, reduced by any exercised Warrants, had been eligible to be exercised and had been exercised for the issuance of Warrant Shares in accordance with their terms, whether or not such issuance, eligibility or exercise had in fact occurred as of such date), and (III) the number of Other Issuable Shares as of the date of the filing of such amendment to the Registration Statement (provided, however, that for purposes of this


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          provision,  the number of Other  Issuable  Shares shall not be greater than the number of such shares which the SEC permits to be included in the Registration Statement), or

          (Y) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement (an "Additional Registration Statement") to register the number of shares equal to the excess of the Increased Number of Shares to Be Registered over the aggregate number of shares of Common Stock already registered.

The Company and Company Counsel will use their reasonable best efforts to cause such Registration Statement to be declared effective on a date (each, an "Increased Required Effective Date") which is no later than (q) with respect to a Registration Statement under clause (X) of this subparagraph (ii), the Initial Required Effective Date and (r) with respect to an Additional Registration Statement, the earlier of (I) five (5) days after notice by the SEC that it may be declared effective or (II) thirty (30) days after the Increased Registered Shares Date.

     (b) Payments by the Company.

     (i) If the Registration Statement covering the Registrable Securities is not filed as contemplated by this Agreement with the SEC by the Required Filing Date, the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b).

     (ii) If the Registration Statement covering the Registrable Securities is not effective by the relevant Required Effective Date or if there is a Restricted Sale Date, the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b).

     (iii) The amount (the "Periodic Amount") to be paid by the Company to the Initial Investor shall be determined as of each Computation Date (as defined below) and such amount shall be equal to the Periodic Amount Percentage (as defined below) of the Purchase Price for all Debentures for the period from the date following the relevant Required Filing Date or the Required Effective Date or a Restricted Sale Date, as the case may be, to the first relevant Computation Date (each, a "First Period"), and thereafter to each subsequent Computation Date (each, a "Subsequent Period"). The "Periodic Amount Percentage" means (i) one percent (1%) of the Purchase Price for the First Period, and (ii) two percent (2%) of the Purchase Price for each Subsequent Period thereafter. Anything in the preceding provisions of this paragraph (iii) to the contrary notwithstanding, after the relevant Effective Date the Purchase Price shall be deemed to refer to the sum of the principal of the Unconverted Debentures plus the Held Shares Value. By way of illustration and not in limitation of the foregoing, if the Registration Statement is filed on or before the Required Filing Date, but is not declared effective until seventy-five (75) days after the Initial Required Effective Date, the Periodic Amount will aggregate five percent (5%) of the Purchase Price (1% for days 1-30, plus 2% for days 31-60, plus 2% for days 61-75).


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     (iv) Each Periodic Amount,  if any, will be payable by the Company,  except as provided in the other provisions of the immediately  succeeding  subparagraph
(v), in cash or other immediately available funds to the Investor (1) on the day after the Required Filing Date, the Required Effective Date or a Restricted Sale Date, as the case may be, and (2) on the earlier of (A) each thirtieth day thereafter, (B) the third business day after the date the Registration Statement is filed or is declared effective, or (C) the third business day after the Registration Statement has its restrictions removed after the relevant Effective Date, in each case without requiring demand therefor by the Investor.

     (v) Notwithstanding the provisions of the immediately preceding subparagraph (iv), at the option of the Investor, exercisable in its sole and absolute discretion by written notice to the Company at any time before the Periodic Amount is paid, all or a portion of the Periodic Amount shall be paid by the issuance of additional shares of Common Stock to the Investor ("Payment Shares") in an amount equal to the Periodic Amount being paid thereby divided by the then applicable Conversion Price; provided, further that the delivery date for the Payment Shares shall be three (3) business days after the date the Investor gives the notice contemplated by this subparagraph.

     (vi) The parties acknowledge that the damages which may be incurred by the Investor if the Registration Statement is not filed by the Required Filing Date or the Registration Statement has not been declared effective by a Required Effective Date, including if the right to sell Registrable Securities under a previously effective Registration Statement is suspended or the shares of the Company's stock are not listed on the Principal Trading Market, may be difficult to ascertain. The parties agree that the amounts payable pursuant to the foregoing provisions of this Section 2(b) represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.

     (vii) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the filing or effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Initial Investor or its counsel.

     (viii) "Computation Date" means (A) the date which is the earlier of (1) thirty (30) days after the Required Filing Date, the Required Effective Date or a Restricted Sale Date, as the case may be, or (2) the date after the Required Filing Date, the Required Effective Date or Restricted Sale Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or is declared effective or has its restrictions removed or the shares of the Company's stock are listed on the Principal Trading Market (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be, and (B) each date which is the earlier of (1) thirty (30) days after the previous Computation Date or (2) the date after the previous Computation Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or is declared effective or has its restrictions removed or the shares of the Company's stock are listed on the Principal Trading Market (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be.


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     (ix)  Anything in the  preceding  provisions  of this  Section  2(b) to the contrary notwithstanding, if, but only if, the Registration Statement is declared effective within thirty (30) days following the Initial Required Effective Date,

          (A) the provisions of Section 2(b)(i) shall not apply; and

          (B) the provisions of Section 2(b)(ii) shall not apply to the fact that the Registration Statement was initially declared effective after the Initial Required Effective Date;

and the Company will not have any obligation to pay any Periodic Amount to the Investor with respect thereto; provided, however, that the provisions of Section 2(b)(ii) shall continue to apply to all other events described therein.

     (c) Subsequent Registrations. If, for any reason, the SEC does not permit the registration of any specific component of the Registrable Securities, such excluded Registrable Securities shall be registered by the Company at the earliest possible time thereafter.

     3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

     (a) Prepare promptly, and file with the SEC by the Required Filing Date a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) above, and thereafter use its reasonable best efforts to cause such Registration Statement relating to Registrable Securities to become effective by the Required Effective Date and keep the Registration Statement effective at all times other than during Permitted Suspension Periods during the period (the "Registration Period") continuing until the earlier of (i) the date when the Investors may sell all Registrable Securities under Rule 144 without volume or other restrictions or limits (the "Unrestricted Sale Date") or (ii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

     (c) Permit a single firm of counsel designated by the Initial Investors (which, until further notice, shall be deemed to be Krieger & Prager LLP, Attn:
Samuel M. Krieger, Esq., which firm has requested to receive such notification; each, an "Investor's Counsel") to review the Registration Statement and all



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amendments  and  supplements  thereto a reasonable  period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

     (d )Notify each Investor and the Investor's Counsel and any managing underwriters immediately (and, in the case of (i)(A) below, not less than three
(3) business days prior to such filing) and (if requested by any such person) confirm such notice in writing no later than one (1) business day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a "review" of such Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC in respect of a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Investors); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall communicate with the Investor's Counsel with regard to its proposed written responses to the comments contemplated in clause (C) of this Section 3(d), so that, to the extent practicable, the Investors shall have the opportunity to comment thereon;

     (e) Furnish to each Investor and to Investor's Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

     (f) As promptly as practicable after becoming aware thereof, notify each Investor of the happening of any event of which the Company has knowledge, as a


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result of which the prospectus included in the Registration  Statement,  as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

     (g) As promptly as practicable after becoming aware thereof, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

     (h) Comply with Regulation FD or any similar rule or regulation regarding the dissemination of information regarding the Company, and in furtherance of the foregoing, and not in limitation thereof, not disclose to the Investor any non-public material information regarding the Company;

     (i) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing that the effectiveness of the Registration Statement is suspended for any reason, whether due to a Potential Material Event or otherwise, the Investors shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of such notice until such Investor receives written notice from the Company that such the effectiveness of the Registration Statement has been restored, whether because the Potential Material Event has been disclosed to the public or it no longer constitutes a Potential Material Event or otherwise; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities during the periods the Registration Statement is required to be in effect other than during a Permitted Suspension Period (and the applicable provisions of Section 2(b) shall apply with respect to any such suspension other than during a Permitted Suspension Period);

     (j) Use its reasonable efforts to secure and maintain the designation of all the Registrable Securities covered by the Registration Statement on the Principal Trading Market and the quotation of the Registrable Securities on the Principal Trading Market;

     (k )Provide a transfer agent ("Transfer Agent") and registrar, which may be a single entity, for the Registrable Securities not later than the initial Effective Date;

     (l) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within five (5) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the Transfer Agent for the Registrable Securities (with copies to the


                                                                         8/24/04
                                        10

Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel, which shall include, without limitation, directions to the Transfer Agent to issue certificates of Registrable Securities(including certificates for Registrable Securities to be issued after the Effective Date and replacement certificates for Registrable Securities previously issued) without legends or other restrictions, subject to compliance with applicable law and other rules and regulations, including, without limitation, prospectus delivery requirements; and

     (m) Take all other reasonable administrative steps and actions (including the participation of Company counsel) necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement; provided, however, that the foregoing does not require that the Company take any steps whatsoever regarding the identification or selection of a broker to sell the Registrable Securities, the identification of buyers of the Registrable Securities, or the negotiation of the sale terms of the Registrable Securities.

     4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

     (a) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

     (b) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f), (g) or (i) above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f), (g) or (i), and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     5. Expenses of Registration. All reasonable expenses (other than underwriting discounts and commissions of the Investor) incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company. In addition, a fee for a single counsel for the Investors (as a group and not individually) equal to $4,500 for the review of the initial Registration Statement (and pre-effective amendments thereto) and $2,000 for the review of each post-effective amendment to a Registration Statement shall be borne by the Company.


                                                                         8/24/04
                                        11

     6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, and each Lender Control Person (each, an "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively referred to as "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to any Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Indemnified Party expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company or the amendment or supplement thereto made available by the Company; (III) be available to the extent such Claim is based on the delivery of a prospectus by the Investor after receiving notice from the Company under Section 3(f), (g) or (i) hereof (other than a notice regarding the effectiveness of the Registration Statement or any amendment or supplement thereto), or (IV) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. The Investor will indemnify the Company and its officers, directors and agents (each, an "Indemnified Party") against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement or the amendment or supplement thereto, subject to such limitations and conditions as are applicable to the indemnification provided by the Company to this Section 6;


                                                                         8/24/04
provided, however, that except where the Investor has committed fraud (other than a fraud by reason of the information included or omitted from the Registration Statement as to which the Company has not given notice as contemplated under Section 3 hereof) or intentional misconduct, such indemnification by the Investor shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9; provided, however, that the Investor shall not obligated to make any indemnification payment to the Company under this Section 6 unless and until there has been a final adjudication of liability on the part of the Investor.

     (b)Promptly after receipt by an Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Party provided such counsel is of the opinion that all defenses available to the Indemnified Party can be maintained without prejudicing the rights of the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.
     7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards



                                                                         8/24/04
                                        13
set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) except where the seller has committed fraud (other than a fraud by reason of the information included or omitted from the Registration Statement as to which the Company has not given notice as contemplated under Section 3 hereof) or intentional misconduct, contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8. Reports under Securities Act and Exchange Act. With a view to making available to Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit Investor to sell securities of the Company to the public without Registration ("Rule 144"), the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) until the Unrestricted Sale Date, furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) if not available on the SEC's EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without Registration; and

     (d) at the request of any Investor holding Registrable Securities (a "Holder"), give its Transfer Agent instructions (supported by an opinion of Company counsel, if required or requested by the Transfer Agent) to the effect that, upon the Transfer Agent's receipt from such Holder of

          (i) a certificate (a "Rule 144 Certificate") certifying (A) that the Holder's holding period (as determined in accordance with the provisions of Rule 144) for the shares of Registrable Securities which the Holder proposes to sell (the "Securities Being Sold") is not less than (1) year and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and

          (ii) an opinion of counsel acceptable to the Company (for which purposes it is agreed that the initial Investor's Counsel shall be deemed acceptable if not given by Company Counsel) that, based on the Rule 144 Certificate, Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective Registration Statement,



                                                                         8/24/04
                                        14
the Transfer Agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the Transfer Agent's books and records (except to the extent any such legend or restriction results from facts other than the identity of the Holder, as the seller or transferor thereof, or the status, including any relevant legends or restrictions, of the shares of the Securities Being Sold while held by the Holder). If the Transfer Agent reasonably requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

     9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investor to any transferee of the Registrable Securities or other Securities (such transfer or assignment being subject to the provisions of Section 4(a) of the Securities Purchase Agreement) only if the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned.

     10. No Inconsistent Agreements. Except as and to the extent specifically set forth in Schedule 10 attached hereto, neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company nor any of its subsidiaries, on or after the date of this Agreement, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specifically set forth in Schedule 10 attached hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

     11. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold an eighty (80%) percent interest of the Registrable Securities (as calculated by the principal of the Unconverted Debentures then held by the Investors). Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Investor and the Company.

     12. Miscellaneous.

     (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the


                                                                         8/24/04

Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (b) Notices required or permitted to be given hereunder shall be given in the manner contemplated by the Securities Purchase Agreement, (i) if to the Company or to the Initial Investor, to their respective address contemplated by the Securities Purchase Agreement, and (ii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 12(b).

     (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d)(i) This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. To the extent determined by such court, the Company shall reimburse the Investor for any reasonable legal fees and disbursements incurred by the Investor in enforcement of or protection of any of its rights under this Agreement. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

     (ii) The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     (e) The Company and the Investor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with this Agreement or any of the other Transaction Agreements.

     (f) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.



                                                                         8/24/04

     (g) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     (h) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     (i) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

     (j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     (k) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a) hereof, or any delay in such performance could result in loss to the Investors, and the Company agrees that, in addition to any other liability the Company may have by reason of such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless the same is the result of force majeure. Neither party shall be liable for consequential damages.

     (l) This Agreement (including to the extent relevant the provisions of other Transaction Agreements) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                                                         8/24/04
                                        17

                                                                         8/24/04
                                        18

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.



COMPANY:

                                         CONSPIRACY ENTERTAINMENT HOLDINGS, INC.



                                         By: _________________________________

                                         Name: ______________________________

                                         Title: _______________________________


                                         INITIAL INVESTOR:

                                            ____________________________________

                                                [Print Name of Initial Investor]


                                          By: _________________________________

                                          Name: ______________________________

                                          Title: _______________________________


                                                                         8/24/04
                                        19